Exhibit 10.28

SECOND AMENDMENT TO TERM LOAN AGREEMENT

This Second Amendment to  Term Loan Agreement (“Second Amendment”) is made as of the 18th day of January, 2019, by and among MCGINNIS FERRY OWNER, LLC, a Georgia limited liability company (the “Borrower”), and FIRSTBANK, a Tennessee state bank, whose address is 6815 Poplar Avenue, Suite 100, Memphis, Tennessee 38138 (hereinafter referred to as the “Bank”).

WHEREAS, the parties entered into a certain Term Loan Agreement, dated as of August 17, 2018, with respect to a Loan from Bank to Borrower in the amount of Eight Million Six Hundred Twenty Five Thousand and No/100ths Dollars ($8,625,000.00), as amended by that certain Amendment to Term Loan Agreement dated August 17, 2018 (collectively, the “Loan Agreement”);

WHEREAS, the Borrower has entered into an amended and restated credit agreement, and the parties desire to update the Loan Agreement to reference this new credit agreement.

NOW THEREFORE, for and in consideration of the foregoing premises, the parties hereto agree as follows:

1.

Notwithstanding anything to the contrary in the Loan Agreement, from the date of this Second Amendment forward, the term “Credit Agreement”, as defined in the Loan Agreement, shall mean “the First Amended and Restated Credit Agreement dated as of December 28, 2018 by and among Guarantor, Jernigan Capital, Inc., KeyBank National Association, Raymond James Bank, N.A., Trustmark National Bank, FirstBank, Triumph Bank, Renasant Bank, Pinnacle Bank, and BMO Harris Bank N.A.”

2.	As modified hereby, the Loan Agreement is ratified and confirmed and shall remain in full force and effect.

[Signature page follows]

[Signature Page to Second Amendment to Term Loan Agreement]

IN WITNESS WHEREOF, the Borrower and the Bank have executed this Second Amendment, or have caused this Second Amendment to be executed by their duly authorized officers, all as of the day and year first above written.

BORROWER:

MCGINNIS FERRY OWNER, LLC,

a Georgia limited liability company

By: MCGINNIS FERRY PARENT, LLC, a Georgia limited liability company, its sole member and manager

By: JERNIGAN CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company, its managing member and manager

By: JERNIGAN CAPITAL, INC., a Maryland corporation, its managing member

By: /s/ Kelly Luttrell

Name: Kelly Luttrell

Title: SVP CFO

BANK:

FIRSTBANK, a Tennessee state bank

By: /s/ Bill Harter

Name: Bill Harter

Title: Senior Vice President